SCUDDER
                                                                 INVESTMENTS(SM)
                                                                      [LOGO]

--------------------------
EQUITY/DOMESTIC
--------------------------

Scudder Dividend &
Growth Fund
Fund #303













Semiannual Report
June 30, 2000



Seeking high current income and long-term growth of capital through investment in income-paying equity securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      15   Glossary of Investment Terms

                      16   Investment Portfolio

                      23   Financial Statements

                      26   Financial Highlights

                      27   Notes to Financial Statements

                      32   Shareholder Meeting Results

                      33   Officers and Trustees

                      34   Investment Products and Services

                      36   Account Management Resources

Scudder Dividend & Growth Fund

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ticker symbol SDGFX                                             fund number 303
--------------------------------------------------------------------------------

Date of          o    In a volatile period for the financial markets, the
Inception:            fund's emphasis on defensive, dividend-paying
7/17/98               securities enabled the fund to outperform its
                      benchmark. In addition, Lipper Analytical Services ranked the fund in the top 6% of all equity-income funds over the twelve-month period ended June 30, 2000.^1

Total Net        o    Each of the three components of the portfolio-- common
Assets as             stocks, REITs, and convertible securities--
of 6/30/00:           outperformed their respective benchmark indices. The
$26 million           fund benefited from strong security selection in each
                      area.






^1 Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended June 30, 2000, Scudder Dividend and Growth Fund's Lipper ranking was 13 out of 216 funds for the one-year period. Past performance is no guarantee of future results.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

The global financial markets experienced unusual volatility during the first half of the year. A powerful first quarter rally in growth stocks gave way to a violent correction during April and May, as concerns built that the Fed would be forced to raise interest rates several times in order to stem inflation pressures. Just as market sentiment reached its nadir, however, the U.S. economy began to show signs of cooling to a more manageable rate of growth. Taking this to mean that the Fed would be less likely to raise rates over the second half of the year, investors moved back into equities during June. The net result of these fluctuations was that the U.S. market, as measured by the S&P 500, finished the period virtually unchanged.

We believe that the lesson from the last six months is that no matter what is taking place in the financial markets, it is essential to stay focused on your goals and ensure that your investments are appropriately suited for your needs. For many investors, however, the strong performance of the U.S. stock market during the second half of the 1990s diminished the attractiveness of diversification and a long-term point of view. But as the events of the first half of 2000 demonstrated, these factors are still important components of a successful investment strategy. In a period in which stocks experienced significant volatility, portfolios with exposure to a wide variety of asset classes were generally better positioned to ride out the market's fluctuations than portfolios that were concentrated in a single area, such as technology. Unless you plan to devote your energies to investing every day, we think that you will benefit from taking a long-term approach that includes exposure to several asset classes.

As a shareholder of the Scudder Dividend & Growth Fund, you already own shares of a fund that invests in a diversified portfolio of securities that tends to pay higher dividends than the broader market. Although high-dividend stocks have generally underperformed over the last two years, the group demonstrated strong defensive qualities amid the volatile market environment of the past six months. For more information on the reasons behind the fund's strong performance during the first half of the year, please turn to the Portfolio Management Discussion that begins on page 9NO TAG.

Thank you for your continued investment in Scudder Dividend & Growth Fund. For current information on the fund or your account, visit our Web site at www.scudder.com. You can also speak with the one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President,
Scudder Dividend & Growth Fund

Performance Update
--------------------------------------------------------------------------------
                                                                   June 30, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                                        S&P 500 Index (60%),
                                                        Morgan Stanley Real
                                                        Estate Investment
                                                        Trust Index (20%),
         Scudder Dividend &                             Merrill Lynch All
         Growth Fund            S&P 500 Index*          Convertible Index (20%)*

 7/17/98**    10000                    10000                   10000
    7/98       9408                     9500                    9500
    9/98       8833                     8599                    8676
   12/98       9600                    10431                    9976
    3/99       9921                    10950                   10312
    6/99      10917                    11722                   11093
    9/99      10088                    10990                   10479
   12/99      11154                    12626                   11996
    3/00      11460                    12915                   12441
    6/00      11925                    12572                   12223


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                                   Total Return
                               Growth of                             Average
Period ended 6/30/2000          $10,000             Cumulative        Annual
-------------------------------------------------------------------------------
Scudder Dividend & Growth Fund
-------------------------------------------------------------------------------
1 year                         $  10,923                9.23%           9.23%
-------------------------------------------------------------------------------
Life of Fund**                 $  11,925               19.25%           9.42%
-------------------------------------------------------------------------------
S&P 500 Index (60%), Morgan Stanley Real Estate Investment
Trust Index (20%), Merrill Lynch All Convertible Index (20%)*
-------------------------------------------------------------------------------
1 year                         $  11,019               10.19%          10.19%
-------------------------------------------------------------------------------
Life of Fund**                 $  12,223               22.23%          10.82%
-------------------------------------------------------------------------------


* The Standard and Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Morgan Stanley Real Estate Investment Trust Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The Merrill Lynch All Convertible (MLAC) Index is composed of all types of U.S. domestic convertible instruments (bonds, preferred, etc.). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

**       The Fund commenced operations on July 17, 1998.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

                          Yearly periods ended June 30

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER DIVIDEND & GROWTH FUND TOTAL RETURN (%) AND
S&P 500 INDEX (60%), MORGAN STANLEY REAL ESTATE INVESTMENT TRUST INDEX (20%), MERRILL LYNCH ALL CONVERTIBLE INDEX (20%)* TOTAL RETURN (%)

                                         1999**  2000
---------------------------------------------------------------
Fund Total
Return (%)                                 9.17   9.23
---------------------------------------------------------------
Index Total
Return (%)                                10.93  10.19
---------------------------------------------------------------
Net Asset
Value ($)                                 12.76  13.50
---------------------------------------------------------------
Income
Dividends
($)                                         .31    .41
---------------------------------------------------------------
Capital
Gains
Distributions ($)                            --     --
---------------------------------------------------------------


* The Standard and Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Morgan Stanley Real Estate Investment Trust Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The Merrill Lynch All Convertible (MLAC) Index is composed of all types of U.S. domestic convertible instruments (bonds, preferred, etc.). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

**       The Fund commenced operations on July 17, 1998.

         Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return would have been lower.

Portfolio Summary
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                                                                   June 30, 2000

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Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Common Stocks               45%                   The fund's holdings in
REITs                       20%                  each of its three areas
Cash Equivalents             6%                       of focus -- common
Convertible Preferred        1%                       stocks, REITs, and
Convertible Bonds           28%                          convertibles --
------------------------------------                  outperformed their
                           100%                   respective benchmarks.
------------------------------------


--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

(Excludes 6% Cash Equivalents)                      The strong performance
REITs                       21%                        of fund holdings in
Technology                  18%                       REITs and technology
Financial                    9%                    stocks was instrumental
Health                       8%                          in its impressive
Energy                       6%                         showing during the
Manufacturing                5%                          reporting period.
Media                        5%
Communications               4%
Consumer Staples             3%
Durables                     3%
Other                       18%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(23% of Portfolio)                                     The fund's top ten
                                                 holdings demonstrate its
  1.     Siebel Systems, Inc.                                   extensive
         Supplier of marketing and customer              diversification.
         service information systems

  2.     Corning, Inc.
         Manufacturer of specialty glass

  3.     American International Group, Inc.
         Provider of insurance

  4.     Intel Corp.
         Producer of semiconductor memory circuits

  5.     Avalonbay Communities, Inc.
         Acquisition, development and management of apartment communities

  6.     Post Properties, Inc.
         Developer and manager of apartments, primarily in Atlanta

  7.     Boston Properties, Inc.
         Commercial and industrial real estate developer

  8.     Arden Realty Group, Inc.
         Owner of office properties

  9.     Interpublic Group of Companies, Inc.
         Advertising agency

 10.     Spieker Properties, Inc.
         Independent equity investment trust which owns and develops commercial real estate


For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   June 30, 2000

In the following interview, Kathleen Millard, Nicholas Anisimov, Gregory S. Adams and David Hoffman, portfolio managers of Scudder Dividend & Growth Fund, discuss the recent market environment and the fund's current investment strategy.

Q: The first half of 2000 was marked by extreme fluctuations in the U.S. stock market. What has this meant for dividend-paying common stocks?

A: Within the equity portion of the portfolio, we tend to invest in the types of securities that are traditionally classified as "value" stocks. In the first two months of the year, the overall market posted negative returns despite a rally in a small group of technology stocks and small cap growth names. Meanwhile, value-oriented stocks responded negatively to rising long-term interest rates, higher energy prices, and the threat of increases in short-term interest rates by the U.S. Federal Reserve. However, the March-May period brought a significant rotation in market leadership. Value stocks generally outperformed growth stocks in this period, as stronger-than-expected corporate earnings, fears regarding more aggressive Fed action, and a steep correction in technology shares weighed heavily on the market. But by June, a powerful Nasdaq-driven rally propelled large-cap growth indices higher, while softness in the financial and energy sectors set the tone for a decline in large-cap value stocks.

Q: How did REITs and convertibles perform during the first six months of the year?

A: REITs' performance during the first half of 2000 began to reflect the strong fundamentals of the real estate markets. The extraordinary strength of the economic expansion in the U.S. has increased the demand for space in nearly every segment of the real estate market. As rents have risen to new highs, same-property net operating income has increased at substantially higher rates, and investment returns on new developments have likewise exceeded expectations. For REITs, these trends translate into higher funds from operations and increased net asset values.

Meanwhile, the convertible market has generally mirrored the performance of the broader market. Convertibles issued by companies in the technology and biotech sectors experienced high volatility and lost ground during the second quarter, following a strong first quarter. On the other hand, those in the more traditional value areas -- such as energy and utilities -- produced stronger performance over the full period.

Q: How did the fund perform in this environment?

A: Over the six-month period ended June 30, 2000, the fund returned 6.91%, compared to a return of 6.51% for its benchmark index, a blend of the S&P 500 (60%), the Morgan Stanley Real Estate Investment Trust Index (20%), and the Merrill Lynch All-Convertible Index. According to Lipper Analytical Services, this performance placed the fund in the top 6% of all equity-income funds for the trailing twelve months.* We are pleased to report that each component of the portfolio beat its respective benchmark during the first half of the year, as reflected in the table below:

-----------------------------------------------------------------------------------------
Performance of Fund Components Versus Relevant Benchmarks
-----------------------------------------------------------------------------------------
Dividend & Growth Fund Equity    +0.82%     S&P 500                              -0.42%
Dividend & Growth REITs          19.97%     Morgan Stanley REIT Index            13.31%
Dividend & Growth Convertibles    7.64%     Merrill Lynch All-Convertible Index   1.37%
-----------------------------------------------------------------------------------------


* Source: Lipper Analytical Services, Inc. Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended June 30, 2000, Scudder Dividend & Growth Fund's Lipper ranking was 13 out of 216 funds for the one-year period. Past performance is no guarantee of future results.

Q: In the common stock portion of the portfolio, what holdings had the most significant impact on performance?

A: The combination of our underweighted position in the technology sector and strong stock selection within the group helped fund performance during the second quarter correction. Relative to the benchmark, the fund's weighting in tech stocks has increased in the past three months as our holdings, as a group, have outperformed the technology component of the S&P 500. The fund's two largest positions, Intel and Corning, were both down much less than the sector as a whole during the spring correction.

The fund's holdings in the consumer staples area performed well in the second quarter as the volatile market environment prompted investors to seek more defensive holdings. The fund benefited from rallies in Anheuser- Busch, PepsiCo, and Avon. Health care stocks, a sector in which we have been adding throughout the first half of the year, also contributed to performance. We moved into health care during the first quarter on the theory that the sector's valuations were extremely attractive in relation to its growth rate, a disparity that resulted from concerns over the Medicare drug benefit that, in our view, were overblown. In addition, health care stocks tend to perform well when growth is expected to slow, since their earnings are less vulnerable to fluctuations in the economy. Stocks that have performed well for us in this area include Eli Lilly, Amgen, and American Home Products.

Our strategy within the financial services sector has been to tilt the portfolio toward insurance stocks and large global financial services companies with diversified, fee-oriented revenue streams. Our hypothesis is that these groups will outperform the average financial services stock as interest rates rise, credit conditions deteriorate, and traditional lending businesses become increasingly commoditized. The fund's largest positions within the financial sector are AIG, Marsh McClennan, and Citigroup.

Q: How is the fund positioned within the convertible sector?

A: The fund has an overweighting in convertibles issued by companies in the tech and biotech sectors, which have experienced increased volatility in recent months. Nevertheless, we believe that exposure to the tech and biotech areas is the right strategy over the long-term given our focus on securities that we believe to have attractive yields and downside protection. In addition, exposure to these areas increases the overall diversification of the portfolio and allows it to participate in rallies such as those which took place in both February and June. Strong performers in this portion of the portfolio include converts issued by Siebel Systems, Burr-Brown, and Curagen.

Q: The fund's REIT position has performed well. What factors are driving returns in this area?

A: We run a highly concentrated portfolio that focuses on our very best ideas within the REIT group. While we seek to keep the fund's REITs diversified among sectors and geographic areas, ours is a bottom-up approach that focuses on REITs with strong operating fundamentals, management teams, and returns well above their cost of capital. In general, we strive to select the best companies within the core areas of the REIT group -- office, industrial, and apartments -- while placing less of an emphasis on the peripheral subsectors. The most significant contributors to performance during the first half of 2000 were two REITs that specialize in office properties-Spieker Properties and Boston Properties -- as well as Avalon Bay Communities, a multi-family REIT. All three operate in areas where the supply of new space is constrained, but where demand is high. A prime example is Spieker Properties, whose holdings in San Francisco, Silicon Valley, Los Angeles, and Seattle have performed exceptionally well, due to the demand for office space that has resulted from the high-tech boom in these areas. Recently, rents on the company's new leases have been

60% higher than rents on its expiring leases, a spread that has a significant impact on earnings and valuation.

Q: What is your outlook as we move into the second half of the year?

A: The market environment remains fraught with potential risks, but we believe that the fund is well-positioned to weather further volatility by virtue of its defensive posture and extensive diversification. We feel that the portfolio's relative performance during the period demonstrates the value of a strategy that emphasizes dividend-paying securities. Although the group, as a whole, has underperformed in recent years as technology stocks have taken off, its strong relative performance during the volatile first half of the year underscores its sound defensive qualities. Going forward, we will continue to focus on generating returns through individual stock selection, while diligently managing the fund's risk profile. Our investment discipline has been consistently applied across all sectors, as we have adhered to our value-oriented style amid extremely volatile market conditions. The pace of change in the markets and the economy is moving at a blistering rate, but we believe that with a sound process and a strong investment organization, we will continue to deliver a superior investment product to our shareholders.

Glossary of Investment Terms
--------------------------------------------------------------------------------

    Consumer Staples  Products purchased by consumers on a regular basis, such as food, beverages, alcohol, and tobacco. In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

        Convertibles  Securities (usually preferred shares or bonds) that are exchangeable for a set number of another form (usually common shares) at a prestated price. Convertibles generally offer higher income than is available from a common stock, but more appreciation potential than bonds.

Defensive Securities  Stocks and bonds that are more conservative than average, and tend to perform better than the overall market when that market is weak. Often, non-cyclical stocks are used to establish a defensive position, since they tend not to be as severely affected during economic slowdowns.

          Funds From  The measurement that is used to evaluate the financial
    Operations (FFO)  performance of a REIT. It subtracts the depreciation of properties from the REITs net income, providing a more effective gauge of management's performance.

         Real Estate  A company, usually traded publicly, that manages a portfolio
    Investment Trust  of real estate to earn profits for investors. A REIT
              (REIT) functions in a similar fashion to a mutual fund in that its investors obtain the potential benefits of a diversified portfolio under professional management. Equity REITs take equity positions in real estate; shareholders receive income from the rents received from the properties and also receive capital gains as buildings are sold at a profit.

         Value Stock  A company whose stock price does not fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                         Principal
                                                         Amount ($)   Value ($)
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Short-Term Investments 5.5%
-------------------------------------------------------------------------------

 State Street Bank and Trust Company, 6.48%,
    to be repurchased at $1,406,759 on 7/3/2000**                  -----------
    (Cost $1,406,000) ................................   1,406,000   1,406,000
                                                                   -----------


-------------------------------------------------------------------------------
Convertible Bonds 27.7%
-------------------------------------------------------------------------------

 Health 6.1%
 Biotechnology 2.1%
 Alexion Pharmaceuticals, 5.75%, 3/15/2007 ...........     400,000     333,000
 IDEC Pharmaceuticals Corp., 0% 2/16/2019 ............     125,000     198,438
                                                                   -----------
                                                                       531,438
                                                                   -----------
 Medical Supply & Specialty 2.6%
 Alkermes, Inc, 3.75%, 2/15/2007 .....................     210,000     179,288
 COR Therapeutics, 5%, 3/1/2007 ......................     350,000     488,906
                                                                   -----------
                                                                       668,194
                                                                   -----------
 Pharmaceuticals 1.4%
 Roche Holding AG, 3.44%, 1/19/2015 ..................     406,000     371,490
                                                                   -----------
 Communications 1.6%
 Cellular Telephone
 Aether Systems, 6%, 3/22/2005 .......................     400,000     423,000
                                                                   -----------
 Financial 1.3%
 Insurance
 American International Group, Inc., 2.25%, 7/30/2004      194,000     324,223
                                                                   -----------
 Media 3.2%
 Advertising 1.5%
 Interpublic Group of Companies, Inc., 1.8%, 9/16/2004     325,000     387,156
                                                                   -----------
 Broadcasting & Entertainment 0.7%
 Jacor Communications, Inc., Zero coupon, 2/9/2018 ...     316,000     186,440
                                                                   -----------
 Miscellaneous 1.0%
 Liberty Media Group, 3.75%, 2/15/2030 ...............     230,000     248,975
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                                                   Principal
                                                   Amount ($)   Value ($)
-------------------------------------------------------------------------

 Durables 1.2%
 Telecommunications Equipment
 Antec Corp., 4.5%, 5/15/2003 .................     180,000     320,400
                                                            -----------
 Technology 10.3%
 Computer Software 6.8%
 Rational Software Corp., 5%, 2/1/2007 ........     350,000     513,406
 Siebel Systems, Inc., 5.5%, 9/15/2006 ........     253,000     909,851
 VERITAS Software Corp, 1.856%, 8/13/2006 .....     106,000     337,345
                                                            -----------
                                                              1,760,602
                                                            -----------
 Diverse Electronic Products 0.7%
 Cymer, Inc, 3.5%, 8/6/2004 ...................     154,000     172,095
                                                            -----------
 Electronic Components/Distributors 1.5%
 Solectron Corp., 0%, 1/27/2019 ...............     580,000     392,950
                                                            -----------
 Semiconductors 1.2%
 Vitesse Semiconductor, 4%, 3/15/2005 .........     340,000     313,225
                                                            -----------
 Energy 2.3%
 Oil & Gas Production 1.2%
 Diamond Offshore Convertible, 3.75%, 2/15/2007     300,000     307,500
                                                            -----------
 Oilfield Services/Equipment 1.1%
 Advanced Energy Ind. 5.25%, 11/15/2006 .......     205,000     277,903
                                                            -----------
 Miscellaneous 1.7%
 Juniper Networks, Inc., 4.75%, 3/15/2007 .....     400,000     442,500
                                                            -----------
-------------------------------------------------------------------------
Total Convertible Bonds (Cost $6,275,450)                     7,128,091
-------------------------------------------------------------------------


                                                     Shares
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Common Stocks 65.6%
-------------------------------------------------------------------------

 Consumer Discretionary 1.0%
 Department & Chain Stores
 Wal-Mart Stores, Inc. ........................       4,400     253,550
                                                            -----------


    The accompanying notes are an integral part of the financial statements.

                                  Shares    Value ($)
-----------------------------------------------------

 Consumer Staples 3.0%
 Alcohol & Tobacco 0.9%
 Anheuser-Busch Companies, Inc.    3,100     231,531
                                         -----------
 Food & Beverage 1.1%
 PepsiCo, Inc. .................   6,600     293,288
                                         -----------
 Package Goods/Cosmetics 1.0%
 Avon Products, Inc. ...........   5,700     253,650
                                         -----------
 Health 5.7%
 Biotechnology 0.4%
 Amgen Inc.* ...................   1,400      98,350
                                         -----------
 Medical Supply & Specialty 1.1%
 Becton, Dickinson & Co. .......   2,600      74,588
 Medtronic, Inc. ...............   4,200     209,213
                                         -----------
                                             283,801
                                         -----------
 Pharmaceuticals 4.2%
 American Home Products Corp. ..   5,600     329,000
 Bristol-Myers Squibb Co. ......   3,000     174,750
 Eli Lilly & Co. ...............   1,900     189,763
 Johnson & Johnson .............   1,700     173,188
 Merck & Co., Inc. .............   2,800     214,550
                                         -----------
                                           1,081,251
                                         -----------
 Communications 3.5%
 Telephone/Communications
 Bell Atlantic Corp. ...........   3,100     157,519
 BellSouth Corp. ...............   4,400     187,550
 GTE Corp. .....................   3,200     199,200
 SBC Communications, Inc. ......   4,500     194,625
 Sprint Corp. ..................   2,900     147,900
                                         -----------
                                             886,794
                                         -----------
 Financial 27.8%
 Banks 1.7%
 Chase Manhattan Corp. .........   4,500     207,281
 FleetBoston Financial Corp. ...   3,700     125,800
 US Bancorp ....................   5,000      96,250
                                         -----------
                                             429,331
                                         -----------


    The accompanying notes are an integral part of the financial statements.

                                              Shares    Value ($)
-----------------------------------------------------------------

 Insurance 1.1%
 American International Group, Inc. .......    2,500     293,750
                                                     -----------
 Consumer Finance 2.0%
 American Express Co. .....................    1,500      78,188
 Citigroup, Inc. ..........................    5,600     337,400
 Mellon Financial Corp. ...................    2,600      94,738
                                                     -----------
                                                         510,326
                                                     -----------
 Other Financial Companies 2.8%
 Federal National Mortgage Association ....    4,700     245,281
 Marsh & McLennan Companies, Inc. .........    2,800     292,425
 Morgan Stanley Dean Witter & Co. .........    2,200     183,150
                                                     -----------
                                                         720,856
                                                     -----------
 Real Estate 20.3%
 AMB Property Corp.  (REIT) ...............   20,000     456,250
 Arden Realty Group, Inc. (REIT) ..........   21,900     514,650
 Avalonbay Communities, Inc. (REIT) .......   13,800     576,150
 Boston Properties, Inc. (REIT) ...........   14,100     544,613
 Equity Office Properties Trust (REIT) ....   16,400     452,025
 Equity Residential Properties Trust (REIT)    8,900     409,400
 General Growth Properties, Inc. (REIT) ...   10,800     342,900
 Post Properties Inc. (REIT) ..............   12,800     563,200
 ProLogis Trust (REIT) ....................   17,200     366,575
 Spieker Properties, Inc.  (REIT) .........   13,600     642,600
 Taubman Centers, Inc.  (REIT) ............   31,100     342,100
                                                     -----------
                                                       5,210,463
                                                     -----------
 Media 1.8%
 Advertising 0.5%
 Interpublic Group of Companies, Inc. .....    2,800     120,400
                                                     -----------
 Broadcasting & Entertainment 0.9%
 Walt Disney Co. ..........................    6,000     232,875
                                                     -----------
 Cable Television 0.4%
 Comcast Corp. "A"* .......................    2,800     113,400
                                                     -----------
 Service Industries 1.3%
 EDP Services 0.5%
 First Data Corp. .........................    2,900     143,913
                                                     -----------


    The accompanying notes are an integral part of the financial statements.

                                            Shares  Value ($)
-------------------------------------------------------------

 Printing/Publishing 0.8%
 McGraw-Hill, Inc. ......................   3,700   199,800
                                                  ---------
 Durables 1.2%
 Aerospace 0.6%
 Boeing Co. .............................   1,500    62,719
 Rockwell International Corp. ...........   2,500    78,750
                                                  ---------
                                                    141,469
                                                  ---------
 Automobiles 0.3%
 Ford Motor Co. .........................   2,000    86,000
                                                  ---------
 Construction/Agricultural Equipment 0.3%
 Deere & Co. ............................   2,400    88,800
                                                  ---------
 Manufacturing 5.1%
 Chemicals 0.7%
 Dow Chemical Co. .......................   6,300   190,181
                                                  ---------
 Diversified Manufacturing 1.4%
 General Electric Co. ...................   6,600   349,800
                                                  ---------
 Industrial Specialty 2.4%
 Corning, Inc. ..........................   2,300   620,713
                                                  ---------
 Machinery/Components/Controls 0.6%
 Parker-Hannifin Corp. ..................   4,300   147,275
 Visteon Corporation ....................       1        11
                                                  ---------
                                                    147,286
                                                  ---------
 Technology 9.0%
 Computer Software 3.7%
 America Online, Inc.* ..................   1,900   100,225
 Computer Associates International, Inc.    2,100   107,494
 Intuit, Inc.* ..........................   1,400    57,925
 Microsoft Corp.* .......................   2,800   224,000
 Oracle Corp.* ..........................   5,600   470,750
                                                  ---------
                                                    960,394
                                                  ---------
 Electronic Components/Distributors 0.9%
 Cisco Systems, Inc.* ...................   3,500   222,469
                                                  ---------
 Electronic Data Processing 1.7%
 Compaq Computer Corp. ..................   5,200   132,925


    The accompanying notes are an integral part of the financial statements.

                                                               Shares  Value ($)
--------------------------------------------------------------------------------

 Hewlett-Packard Co. ...................................        1,000   124,875
 International Business Machines Corp. .................        1,600   175,300
                                                                      ---------
                                                                        433,100
                                                                      ---------
 Semiconductors 2.6%
 Intel Corp. ...........................................        4,500   601,594
 Texas Instruments, Inc. ...............................        1,000    68,688
                                                                      ---------
                                                                        670,282
                                                                      ---------
 Miscellaneous 0.1%
 Agilent Technologies, Inc.* ...........................          420    30,941
                                                                      ---------
 Energy 4.4%
 Oil & Gas Production 2.2%
 Exxon Mobil Corp. .....................................        4,536   356,070
 Royal Dutch Petroleum Co. (New York shares) ...........        3,300   203,156
                                                                      ---------
                                                                        559,226
                                                                      ---------
 Oil Companies 1.8%
 Chevron Corp. .........................................        1,000    84,813
 Texaco, Inc. ..........................................        3,300   175,725
 Total Fina SA (ADR) ...................................        2,707   208,439
                                                                      ---------
                                                                        468,977
                                                                      ---------
 Oilfield Services/Equipment 0.4%
 Schlumberger Ltd. .....................................        1,600   119,400
                                                                      ---------
 Metals & Minerals 0.4%
 Steel & Metals
 Alcoa, Inc. ...........................................        3,200    92,800
                                                                      ---------
 Transportation 0.1%
 Airlines
 AMR Corp. .............................................        1,300    34,369
                                                                      ---------
 Utilities 1.1%
 Electric Utilities
 FPL Group, Inc. .......................................        2,500   123,750
 Unicom Corp. ..........................................        4,300   166,356
                                                                      ---------
                                                                        290,106
                                                                      ---------
 Miscellaneous .1%
 Standard & Poor's 500 Depository Receipt Trust Series I          154    22,373
                                                                      ---------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $15,051,859)                               16,886,015
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                           Shares   Value ($)
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Preferred Stocks 1.2%
------------------------------------------------------------------------------

 Miscellaneous
 Enron Corp., Exchange Notes, 2002, 7% ..............      10,000   310,000
                                                                  ---------

------------------------------------------------------------------------------
Total Preferred Stocks (Cost $291,850)                              310,000
------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $23,025,159) (a)      25,730,106
------------------------------------------------------------------------------


------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $23,045,537. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $2,684,569. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,448,566 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $763,997.


    The accompanying notes are an integral part of the financial statements.

Financial Statements

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------
Investments in securities, at value (cost $23,025,159) ................   $25,730,106
Cash ..................................................................           100
Receivable for investments sold .......................................        36,446
Dividends receivable ..................................................        83,374
Interest receivable ...................................................        61,040
Receivable for Fund shares sold .......................................         2,335
Foreign taxes recoverable .............................................         1,297
Due from Adviser ......................................................         5,888
                                                                      ---------------
Total assets ..........................................................    25,920,586

Liabilities
-------------------------------------------------------------------------------------
Payable for investments purchased .....................................       263,333
Payable for Fund shares redeemed ......................................        37,762
Accrued Trustees' fees and expenses ...................................        15,444
Other accrued expenses and payables ...................................        40,302
                                                                      ---------------
Total liabilities .....................................................       356,841
-------------------------------------------------------------------------------------
Net assets, at value                                                      $25,563,745
-------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ...................................        12,992
Net unrealized appreciation (depreciation) on investments .............     2,704,947
Accumulated net realized gain (loss) ..................................       147,232
Paid-in capital .......................................................    22,698,574
-------------------------------------------------------------------------------------
Net assets, at value                                                      $25,563,745
-------------------------------------------------------------------------------------

Net Asset Value
-------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($25,563,745 /
   1,893,933 outstanding shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized) .............................   $     13.50


    The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2000 (Unaudited)

Investment Income
-----------------------------------------------------------------------------
Income:
Dividends .....................................................   $   277,413
Interest ......................................................       115,902
                                                              ---------------
Total Income ..................................................       393,315
                                                              ---------------
Expenses:
Management fee ................................................        91,380
Services to shareholders ......................................        72,005
Custodian and accounting fees .................................        15,233
Auditing ......................................................         3,458
Legal .........................................................        10,374
Trustees' fees and expenses ...................................        18,329
Reports to shareholders .......................................         7,462
Registration fees .............................................        11,284
Other .........................................................           345
                                                              ---------------
Total expenses, before expense reductions .....................       229,870
Expense reductions ............................................      (132,689)
                                                              ---------------
Total expenses, after expense reductions ......................        97,181
-----------------------------------------------------------------------------
Net investment income (loss)                                          296,134
-----------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------
Net realized gain (loss) from investments .....................       655,591
Net unrealized appreciation (depreciation) during the period on
   investments ................................................       671,502
-----------------------------------------------------------------------------
Net gain (loss) on investment transactions                          1,327,093
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 1,623,227
-----------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                    Six Months Ended    Year Ended
                                                     June 30, 2000     December 31,
Increase (Decrease) in Net Assets                     (Unaudited)          1999
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $    296,134    $    588,176
Net realized gain (loss) on investment transactions        655,591         445,885
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......        671,502       2,454,113
                                                   --------------- ---------------
Net increase (decrease) in net assets resulting
   from operations ................................      1,623,227       3,488,174
                                                   --------------- ---------------
Distributions to shareholders from:
Net investment income .............................       (283,142)       (771,938)
                                                   --------------- ---------------
Fund share transactions:
Proceeds from shares sold .........................      3,954,739       6,182,288
Reinvestment of distributions .....................        260,219         707,787
Cost of shares redeemed ...........................     (4,733,763)     (9,500,482)
                                                   --------------- ---------------
Net increase (decrease) in net assets from Fund
   share transactions .............................       (518,805)     (2,610,407)
                                                   --------------- ---------------
Increase (decrease) in net assets .................        821,280         105,829
Net assets at beginning of period .................     24,742,465      24,636,636
Net assets at end of period (including
   undistributed net investment income of $12,992
   at June 30, 2000) ..............................   $ 25,563,745    $ 24,742,465

Other Information
----------------------------------------------------------------------------------
Shares outstanding at beginning of period .........      1,939,138       2,170,880
                                                   --------------- ---------------
Shares sold .......................................        302,940         505,029
Shares issued to shareholders in reinvestment of
   distributions ..................................         19,477          58,067
Shares redeemed ...................................       (367,622)       (794,838)
                                                   --------------- ---------------
Net increase (decrease) in Fund shares ............        (45,205)       (231,742)
Shares outstanding at end of period ...............      1,893,933       1,939,138



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
Year Ended December 31,                                   2000(d)    1999   1998(b)
------------------------------------------------------------------------------------
Net asset value, beginning of period                     $12.76    $11.35  $12.00
                                                         ---------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (a)                          .16       .29     .17
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                              .73      1.52    (.65)
                                                         ---------------------------
------------------------------------------------------------------------------------
  Total from investment operations                          .89      1.81    (.48)
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                                    (.15)     (.40)   (.17)
                                                         ---------------------------
------------------------------------------------------------------------------------
  Total distributions                                      (.15)     (.40)   (.17)
------------------------------------------------------------------------------------
Net asset value, end of period                           $13.50    $12.76  $11.35
                                                         ---------------------------
------------------------------------------------------------------------------------
Total Return (%) (c)                                       6.91**   16.20   (4.00)**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       26        25      25
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)            1.84(e)*  2.07    2.56*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)              .77(e)*   .75     .75*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                  2.42*     2.44    3.36*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 123*       93      41*
------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b)      For the period July 17, 1998 (commencement of operations) to December
         31,1998.

(c) Total return would have been lower had certain expenses not been reduced.

(d)      For the six months ended June 30, 2000 (Unaudited).

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.79% and .75%, respectively.

*        Annualized

**       Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Dividend and Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $407,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2006, the expiration date. In addition, from November 1, 1999 through December 31, 1999 the Fund incurred approximately $82,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2000.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the six months ended June 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $14,429,389 and $14,601,044, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.75% of the Fund's average daily net assets computed and accrued daily and payable monthly. In addition, the Adviser agreed not to impose all or a portion of its management fee until April 30, 2001 and to maintain the annualized expenses of the Fund at no more than 0.75% of the average daily net assets. Certain expenses incurred in connection with the reorganization are excluded from the expense limitation. For the six months ended June 30, 2000, the Adviser did not impose any of its fee, which amounted to $91,380.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended June 30, 2000, SSC did not impose a portion of its fee aggregating $14,427, and the amount imposed aggregated $35,018, of which $32,278 is unpaid.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended June 30, 2000, the Fund did not incur any such fees.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 2000, SFAC did not impose any of its fee, which amounted to $18,750.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 2000, Trustees' fees and expenses aggregated $6,552. In addition, a one-time fee of $11,777 was accrued for payment to those Trustees not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $5,888 of such costs.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the six months ended June 30, 2000, the Fund's custodian and transfer agent fees were reduced by $1,765 and $479, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Dividend & Growth Fund (the "fund") was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.  To elect Trustees of the fund.

                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          1,207,610            26,643
   Linda C. Coughlin                             1,207,959            26,294
   Dawn-Marie Driscoll                           1,209,385            24,869
   Edgar R. Fiedler                              1,206,867            27,387
   Keith R. Fox                                  1,207,502            26,751
   Joan E. Spero                                 1,208,682            25,571
   Jean Gleason Stromberg                        1,207,652            26,602
   Jean C. Tempel                                1,209,385            24,869
   Steven Zaleznick                              1,207,510            26,743
--------------------------------------------------------------------------------


2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the current fiscal year.

                                Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
      1,203,228              13,561               17,464                 0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                       Jennifer P. Carter*
   o  President and Trustee                 o  Vice President

 Henry P. Becton, Jr.                     James M. Eysenbach*
   o  Trustee; President, WGBH              o  Vice President
      Educational Foundation
                                          William F. Gadsden*
 Dawn-Marie Driscoll                        o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,       Valerie F. Malter*
      Center for Business Ethics,           o  Vice President
      Bentley College
                                          Ann M. McCreary*
 Peter B. Freeman                           o  Vice President
   o  Trustee, Corporate Director
                                          Kathleen T. Millard*
 George M. Lovejoy, Jr.                     o  Vice President
   o  Trustee; President and
      Director, Fifty Associates          Robert D. Tymoczko*
                                            o  Vice President
 Wesley W. Marple, Jr.
   o  Trustee; Professor of Business      John Millette*
      Administration, Northeastern          o  Vice President and Secretary
      University
                                          John R. Hebble*
 Kathryn L. Quirk*                          o  Treasurer
   o  Trustee, Vice President and
      Assistant Secretary                 Caroline Pearson*
                                            o  Assistant Secretary
 Jean C. Tempel
   o  Trustee; Managing Director,         *Scudder Kemper Investments, Inc.
      First Light Capital, LLC

 Bruce F. Beaty*
   o  Vice President

Investment Products and Services
--------------------------------------------------------------------------------

1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds@
--------------------------------------------------------------------------------

 Money Market                                      U.S. Growth
   Scudder U.S. Treasury Money Fund                Value
   Scudder Cash Investment Trust                     Scudder Large Company Value Fund
   Scudder Money Market Series --                    Scudder Value Fund***
    Prime Reserve Shares*                            Scudder Small Company Value Fund
    Premium Shares*
    Managed Shares*                                Growth
   Scudder Tax Free Money Fund+                      Scudder Classic Growth Fund***
                                                     Scudder Capital Growth Fund***
 Tax Free+                                           Scudder Large Company Growth Fund***
   Scudder Medium Term Tax Free Fund                 Scudder Select 1000 Growth Fund
   Scudder Managed Municipal Bonds                   Scudder Development Fund
   Scudder High Yield Tax Free Fund***               Scudder Small Company Stock Fund***
   Scudder California Tax Free Fund**                Scudder 21st Century Growth Fund***
   Scudder Massachusetts Tax Free Fund**
   Scudder New York Tax Free Fund**                Global Equity
                                                   Worldwide
 U.S. Income                                         Scudder Global Fund
   Scudder Short Term Bond Fund                      Scudder International Fund++
   Scudder GNMA Fund***                              Scudder Global Discovery Fund***
   Scudder Income Fund                               Scudder Emerging Markets Growth Fund
   Scudder Corporate Bond Fund                       Scudder Gold Fund
   Scudder High Yield Bond Fund
                                                   Regional
 Global Income                                       Scudder Greater Europe Growth Fund
   Scudder Global Bond Fund                          Scudder Pacific Opportunities Fund
   Scudder Emerging Markets Income Fund              Scudder Latin America Fund
                                                     The Japan Fund, Inc.***
 Asset Allocation
   Scudder Pathway Conservative Portfolio          Industry Sector Funds
   Scudder Pathway Balanced Portfolio              Choice Series
   Scudder Pathway Growth Portfolio                  Scudder Health Care Fund
                                                     Scudder Technology Fund
 U.S. Growth and Income
   Scudder Balanced Fund
   Scudder Dividend & Growth Fund
   Scudder Growth and Income Fund***
   Scudder Select 500 Fund
   Scudder S&P 500 Index Fund


--------------------------------------------------------------------------------

1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                  Education Accounts
   Traditional IRA                      Education IRA
   Roth IRA                             UGMA/UTMA
   SEP-IRA                              IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**@@
    Scudder Horizon Advantage**@@@

--------------------------------------------------------------------------------
Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.           Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.              Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.               Scudder New Asia Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

@ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*    A class of shares of the fund.

**   Not available in all states.

*** Only the Class S Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

@@ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investments' insurance agencies, 1-800-225-2470.

@@@ A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder Kemper Investments' insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

          Convenient  Automatic Investment Plan
     ways to invest,
         quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                      Automatic Dividend Transfer

                      The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                      QuickBuy

                      Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                      Payroll Deduction and Direct Deposit

                      Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                      * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

         Around-the- Automated Information Lines clock electronic
             account  Scudder Class S Shareholders:
         service and Call SAIL(TM) -- 1-800-343-2890 information,
      including some  AARP Investment Program Shareholders:
        transactions  Call Easy-Access Line -- 1-800-631-4636

                      Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                      Web Site

                      Scudder Class S Shareholders --
                      www.scudder.com

                      AARP Investment Program Shareholders --
                      aarp.scudder.com

                      Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

           Those who  Automatic Withdrawal Plan
           depend on
          investment You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses  and Scudder does the rest.
     can enjoy these
         convenient,  Distributions Direct
         timely, and
            reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days withdrawal  after each distribution is paid.
            programs
                      QuickSell

                      Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

            For more  Scudder Class S Shareholders:
         information Call a Scudder representative at about these 1-800-SCUDDER services
                      AARP Investment Program Shareholders:
                      Call an AARP Investment Program representative at 1-800-253-2277

      Please address  For Scudder Class S Shareholders:
         all written
      correspondence  The Scudder Funds
                  to  PO Box 2291
                      Boston, Massachusetts
                      02107-2291

                      For AARP Investment Program Shareholders:

                      AARP Investment Program from Scudder
                      PO Box 2540
                      Boston, Massachusetts
                      02208-2540

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.



SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group